Exhibit 99.1

NeoPhotonics Reports Record Fourth Quarter and

Fiscal Year 2015 Financial Results

•	Record Revenue of $89.1 million for the quarter; $339.4 million for the year
•	Non-GAAP Gross Margin of 32.4%for the quarter; 31.5% for the year
•	Adjusted EBITDA of $11.8 million for the quarter; $43.2 million for the year
•	Non-GAAP Net income of $6.9 million for the quarter; $21.1 million for the year

SAN JOSE, Calif. — March 1, 2016 - NeoPhotonics Corporation (NYSE: NPTN), a leading designer and manufacturer of advanced hybrid photonic integrated optoelectronic modules and subsystems for bandwidth-intensive, high-speed communications networks, today announced financial results for its fourth quarter and year ended December 31, 2015.

“We are pleased to report record results for the fourth quarter and the full fiscal year of 2015.  For the quarter, we reported record revenue, non-GAAP gross profit and net income.  And for the year we reported both record revenue and record non-GAAP earnings, making it the best year in the Company’s history”, said Tim Jenks, CEO of NeoPhotonics.  “The market for 100G and beyond optical networks is growing very robustly and NeoPhotonics’ leading product positions coupled with our new product introductions for coherent transport and data center applications places us in an advantageous position for the coming year.  We are currently expecting full year revenue growth for 2016 to be in the range of 15% overall,” concluded Mr. Jenks.

Fourth Quarter Summary

•	Revenue was $89.1 million, up $10.1 million, or 12.8%, from the fourth quarter of 2014, and up $5.6 million, or 6.7%, from the prior quarter
•	GAAP Gross margin was 28.2%, down from 28.7% in the fourth quarter of 2014, and down from 28.4% in the prior quarter
•	Non-GAAP Gross margin was 32.4%, up from 30.3% in the fourth quarter of 2014, and up from 29.8% in the prior quarter
•	GAAP Net income was $0.4 million, down from $1.6 million in the fourth quarter of 2014, and down from $1.4 million in the prior quarter
•	Non-GAAP Net income was $6.9 million, compared with earnings of $6.3 million in the fourth quarter of 2014, and up from $4.6 million in the prior quarter
•	GAAP Diluted earnings per share was $0.01, down from earnings of $0.05 in the fourth quarter of 2014, and down from $0.03 in the prior quarter
•	Non-GAAP Diluted earnings per share was $0.16, down from $0.19 in the fourth quarter of 2014, and up from earnings of $0.11 in the prior quarter

•	Adjusted EBITDA was $11.8 million, up from $11.6 million in the fourth quarter of 2014, and up from $10.2 million in the prior quarter
•

Non-GAAP results exclude $2.8 million of end-of-life inventory write-down charges, $1.3 million of amortization of acquisition-related intangibles, inventory and fixed asset step-up costs, $2.3 million of stock based compensation expenses and $0.5 million of acquisition-related costs

At December 31, 2015, cash and cash equivalents, short-term investments and restricted cash and investments, together totaled $102.0 million, down from $103.6 million at September 30, 2015.  Restricted cash and investments at December 31, 2015 was $2.7 million, down from $3.1 million at September 30, 2015.

Annual Summary

•	Revenue in 2015 was $339.4 million, an increase of $33.3 million, or 10.9%, from $306.2 million in 2014
•	GAAP Gross margin was 29.2%, a six percentage point increase from 2014
•	Non-GAAP Gross margin was 31.5%, up 6.5 percentage points from 2014
•	GAAP Net income for the full year was $3.7 million, a major improvement from the net loss of $19.7 million in 2014
•	Non-GAAP Net income for the full year was $21.1 million, a strong improvement from the net loss of $9.2 million in 2014
•	GAAP Diluted net income per share was $0.09, compared to a diluted net loss per share of $0.61 in 2014
•	Non-GAAP Diluted net income per share was $0.53, a solid improvement from the diluted net loss per share of $0.29 in 2014
•	Adjusted EBITDA was $43.2 million, up from $12.0 million in 2014

Outlook for the Quarter Ending March 31, 2016

The Company’s expectations for the first quarter 2016 are:

•	Revenue in the range of $92 million to $98 million
•	Non-GAAP Gross margin in the range of 30% to 33%
•	Diluted earnings per share in the range of 1 cent to 10 cents, and
•	Non-GAAP diluted earnings per share in the range of 10 cents to 18 cents

The Non-GAAP outlook for the first quarter of 2016 excludes the impact of expected amortization of intangibles of approximately $1.4 million and the anticipated impact of stock-based compensation of approximately $2.8 million, of which $0.6 million is estimated for cost of goods sold.

Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures

The Company’s Non-GAAP and Adjusted EBITDA measures exclude certain GAAP financial measures.  A reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.  These non-GAAP financial measures differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies.  As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons.  NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Conference Call

The Company will host a conference call today, March 1, 2016, at 4:30 P.M. Eastern Time (1:30 p.m. Pacific Time).  The call will be available, live, to interested parties by dialing +1 844-809-8111. For international callers, please dial +1 541-797-7255.  The Conference ID number is 30757442.  A live webcast will be available in the Investor Relations section of NeoPhotonics website at: www.neophotonics.com.

A replay of the webcast will be available in the Investor Relations section of the Company’s web site after the conclusion of the call and remain available for approximately 30 calendar days.

About NeoPhotonics

NeoPhotonics is a leading designer and manufacturer of advanced hybrid photonic integrated optoelectronic modules and subsystems for bandwidth-intensive, high-speed communications networks.  The Company’s products enable cost-effective, high-speed data transmission and efficient allocation of bandwidth over communications networks.  NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2000 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan and China.  For additional information visit www.neophotonics.com.

© 2016 NeoPhotonics Corporation. All rights reserved. NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation. All other marks are the property of their respective owners.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements about the following topics: future financial results, the Company’s market position and industry trends.  Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially.  Those risks and uncertainties include, but are not limited to, such factors as: possible reduction in or volatility of customer orders or delays in shipments of products to customers; timing of customer drawdowns of vendor-managed inventory; possible disruptions in the supply chain or in demand for the Company’s products due to industry developments; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; economic conditions or natural disasters; volatility in utilization of manufacturing operations, supporting utility services and other manufacturing costs; reductions in the Company’s rate of new design wins, and/or the rate at which design wins go into production, and the rate of customer acceptance of new product introductions; the Company’s reliance on a small number of customers for a substantial portion of its revenues; potential pricing pressure that may arise from changing supply or demand conditions in the industry; the impact of any previous or future acquisitions; challenges involving integration of acquired businesses and utilization of acquired technology, including the acquisition of EMCORE’s tunable laser product line and EigenLight’s precision optical power monitor business in 2015; market adoption, revenue growth and margins of acquired products; changes in demand for the Company's products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements and forecasts; the timely and successful development and market acceptance of new products and upgrades to existing products; the difficulty of predicting future cash needs; the nature of other investment opportunities available to the Company from time to time; the Company’s operating cash flow; changes in economic and industry projections; a decline in general conditions in the telecommunications equipment industry or the world economy generally; and the effects of seasonality. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2014 as well as the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2015.  All forward-looking statements are made as of the date of this press release, and the Company disclaims any duty to update such statements.

NeoPhotonics Corporation

Clyde R. Wallin, +1-408-678-1852

Chief Financial Officer

ray.wallin@neophotonics.com

Sapphire Investor Relations, LLC

Erica Mannion, +1-617-542-6180

Investor Relations

ir@neophotonics.com

NeoPhotonics Corporation

Condensed Consolidated Balance Sheets (Unaudited)

(In thousands)

	As of
	Dec. 31, 2015	Dec. 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$ 76,088	$ 43,035
Short-term investments	23,294	-
Restricted cash and investments	2,660	5,504
Accounts receivable, net	83,161	77,597
Inventories, net	65,602	57,347
Prepaid expenses and other current assets	12,393	15,540
Total current assets	263,198	199,023
Property, plant and equipment, net	62,618	57,657
Restricted cash and investments, non-current	-	15,750
Purchased intangible assets, net	9,852	10,263
Goodwill	1,115	-
Other long-term assets	5,095	3,591
Total assets	$ 341,878	$ 286,284

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 50,620	$ 48,949
Notes payable and short-term borrowing	32,657	22,771
Current portion of long-term debt	760	2,445
Accrued and other current liabilities	27,950	22,728
Total current liabilities	111,987	96,893
Long-term debt, net of current portion	10,759	20,891
Deferred income tax liabilities	88	1,818
Other noncurrent liabilities	7,388	7,226
Total liabilities	130,222	126,828

Stockholders' equity:
Common stock	102	82
Additional paid-in capital	511,750	456,189
Accumulated other comprehensive (loss) income	(1,723)	5,326
Accumulated deficit	(298,473)	(302,141)
Total stockholders' equity	211,656	159,456
Total liabilities and stockholders' equity	$ 341,878	$ 286,284

NeoPhotonics Corporation

Condensed Consolidated Statements of Operations (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Year Ended
	Dec. 31, 2015	Sept 30, 2015	Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2014

Revenue	$ 89,123	$ 83,560	$ 78,982	$ 339,439	$ 306,177
Cost of goods sold (1)	64,013	59,788	56,296	240,358	235,059
Gross profit	25,110	23,772	22,686	99,081	71,118
Gross margin	28.2%	28.4%	28.7%	29.2%	23.2%
Operating expenses:
Research and development (1)	11,831	10,763	9,976	44,533	45,959
Sales and marketing (1)	4,384	3,789	3,668	15,823	13,725
General and administrative (1)	8,636	7,384	7,671	31,635	31,570
Amortization of purchased intangible assets	447	447	366	1,791	1,502
Acquisition-related costs	467	180	622	934	615
Restructuring charges	-	18	158	44	662
Asset impairment charge	-	368	1,130	368	1,130
Escrow settlement gain	-	-	(1,027)	-	(4,913)
Total operating expenses	25,765	22,949	22,564	95,128	90,250
Income (loss) from operations	(655)	823	122	3,953	(19,132)
Interest income	37	31	34	121	189
Interest expense	(110)	(171)	(332)	(1,243)	(1,269)
Other income, net	1,533	1,852	2,519	3,941	3,012
Total interest and other income, net	1,460	1,712	2,221	2,819	1,932
Income (loss) before income taxes	805	2,535	2,343	6,772	(17,200)
Provision for income taxes	(406)	(1,157)	(758)	(3,104)	(2,519)
Net income (loss)	$ 399	$ 1,378	$ 1,585	$ 3,668	$ (19,719)
Basic net income (loss) per share	$ 0.01	$ 0.03	$ 0.05	$ 0.10	$ (0.61)
Diluted net income (loss) per share	$ 0.01	$ 0.03	$ 0.05	$ 0.09	$ (0.61)
Weighted averages shares used to compute basic net income (loss) per share	40,739	40,367	32,640	37,421	32,109
Weighted averages shares used to compute diluted net income (loss) per share	42,668	42,217	32,710	38,686	32,109
(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$ 216	$ 339	$ 160	$ 1,335	$ 1,148
Research and development	692	363	557	2,049	2,269
Sales and marketing	619	275	554	1,794	1,429
General and administrative	818	459	758	2,585	1,995
Total stock-based compensation expense	$ 2,345	$ 1,436	$ 2,029	$ 7,763	$ 6,841

NeoPhotonics Corporation

Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Year Ended
	Dec. 31, 2015	Sept 30, 2015	Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2014

NON-GAAP GROSS PROFIT:
GAAP gross profit	$ 25,110	$ 23,772	$ 22,686	$ 99,081	$ 71,118
Stock-based compensation expense	216	339	160	1,335	1,148
Amortization of purchased intangible assets	837	836	696	3,349	2,833
Depreciation of acquisition-related fixed asset step-up	(61)	(55)	289	13	1,071
Amortization of acquisition-related inventory step-up	(5)	31	-	182	-
End-of-life related inventory write-down	2,768	-	-	2,768	-
Restructuring charges	-	-	132	125	424
Non-GAAP gross profit	$ 28,865	$ 24,923	$ 23,963	$ 106,853	$ 76,594
Non-GAAP gross margin as a % of revenue	32.4%	29.8%	30.3%	31.5%	25.0%

NON-GAAP TOTAL OPERATING EXPENSES:
GAAP Total operating expenses	$ 25,765	$ 22,949	$ 22,564	$ 95,128	$ 90,250
Stock-based compensation expense	(2,129)	(1,097)	(1,869)	(6,428)	(5,693)
Amortization of purchased intangible assets	(447)	(447)	(366)	(1,791)	(1,502)
Depreciation of acquisition-related fixed asset step-up	(101)	(106)	(272)	(620)	(994)
Acquisition-related costs	(467)	(180)	(622)	(934)	(615)
Restructuring charges	-	(18)	(158)	(44)	(662)
Asset Impairment charges	-	(368)	(1,130)	(368)	(1,130)
Litigation	-	-	-	(278)	-
Escrow settlement gain	-	-	1,027	-	4,913
Non-GAAP total operating expenses	$ 22,621	$ 20,733	$ 19,174	$ 84,665	$ 84,567
Non-GAAP total operating expenses as a % of revenue	25.4%	24.8%	24.3%	24.9%	27.6%

NON-GAAP OPERATING INCOME (LOSS):
GAAP operating income (loss)	$ (655)	$ 823	$ 122	$ 3,953	$ (19,132)
Stock-based compensation expense	2,345	1,436	2,029	7,763	6,841
Amortization of purchased intangible assets	1,284	1,283	1,063	5,140	4,335
Depreciation of acquisition-related fixed asset step-up	40	51	560	633	2,065
Amortization of acquisition-related inventory step-up	(5)	31	-	182	-
Acquisition-related costs	467	180	622	934	615
End-of-life related inventory write-down	2,768	-	-	2,768	-
Restructuring charges	-	18	290	169	1,086
Asset Impairment charges	-	368	1,130	368	1,130
Litigation	-	-	-	278	-
Escrow settlement gain	-	-	(1,027)	-	(4,913)
Non-GAAP operating income (loss)	$ 6,244	$ 4,190	$ 4,789	$ 22,188	$ (7,973)
Non-GAAP operating margin as a % of revenue	7.0%	5.0%	6.1%	6.5%	(2.6)%

NeoPhotonics Corporation

Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Year Ended
	Dec. 31, 2015	Sept 30, 2015	Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2014
NON-GAAP NET INCOME (LOSS):
GAAP net income (loss)	$ 399	$ 1,378	$ 1,585	$ 3,668	$ (19,719)
Stock-based compensation expense	2,345	1,436	2,029	7,763	6,841
Amortization of purchased intangible assets	1,284	1,283	1,063	5,140	4,335
Depreciation of acquisition-related fixed asset step-up	40	51	560	633	2,065
Amortization of acquisition-related inventory step-up	(5)	31	-	182	-
Acquisition-related costs	467	180	622	934	615
End-of-life related inventory write-down	2,768	-	-	2,768	-
Restructuring charges	-	18	290	169	1,086
Asset Impairment charges	-	368	1,130	368	1,130
Litigation	-	-	-	278	-
Escrow settlement gain	-	-	(1,027)	-	(4,913)
Income tax effect of Non-GAAP adjustments	(375)	(107)	85	(840)	(680)
Non-GAAP net income (loss)	$ 6,923	$ 4,638	$ 6,337	$ 21,063	$ (9,240)
Non-GAAP net income (loss) as a % of revenue	7.8%	5.6%	8.0%	6.2%	(3.0)%

ADJUSTED EBITDA:
GAAP net income (loss)	$ 399	$ 1,378	$ 1,585	$ 3,668	$ (19,719)
Stock-based compensation expense	2,345	1,436	2,029	7,763	6,841
Amortization of purchased intangible assets	1,284	1,283	1,063	5,140	4,335
Depreciation of acquisition-related fixed asset step-up	40	51	560	633	2,065
Amortization of acquisition-related inventory step-up	(5)	31	-	182	-
Acquisition-related costs	467	180	622	934	615
End-of-life related inventory write-down	2,768	-	-	2,768	-
Restructuring charges	-	18	290	169	1,086
Asset Impairment charges	-	368	1,130	368	1,130
Litigation	-	-	-	278	-
Escrow settlement gain	-	-	(1,027)	-	(4,913)
Interest expense, net	73	140	298	1,122	1,080
Provision for income taxes	406	1,157	758	3,104	2,519
Depreciation expense	4,040	4,131	4,277	17,102	17,003
Adjusted EBITDA	$ 11,817	$ 10,173	$ 11,585	$ 43,231	$ 12,042
Adjusted EBITDA as a % of revenue	13.3%	12.2%	14.7%	12.7%	3.9%

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
GAAP basic net income (loss) per share	$ 0.01	$ 0.03	$ 0.05	$ 0.10	$ (0.61)
GAAP diluted net income (loss) per share	$ 0.01	$ 0.03	$ 0.05	$ 0.09	$ (0.61)
Non-GAAP basic net income (loss) per share	$ 0.17	$ 0.11	$ 0.19	$ 0.56	$ (0.29)
Non-GAAP diluted net income (loss) per share	$ 0.16	$ 0.11	$ 0.19	$ 0.53	$ (0.29)

SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET INCOME (LOSS) PER SHARE	40,739	40,367	32,640	37,421	32,109
SHARES USED TO COMPUTE GAAP DILUTED NET INCOME (LOSS) PER SHARE	42,668	42,217	32,710	38,686	32,109
SHARES USED TO COMPUTE NON-GAAP DILUTED NET INCOME (LOSS) PER SHARE	44,289	42,914	32,821	39,445	32,109